Jennison Value Fund

Supplement dated August 17, 2007

to the Prospectus dated December 29, 2006

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The “Portfolio Managers” section of the Prospectus on page 23 incorrectly states that David A. Kiefer, CFA began his service as a Portfolio Manager on the Jennison Value Fund (“the Fund”) on April 2005. Mr. Kiefer has actually been serving in this capacity for the Fund since January 13, 2004.

LR00181